Exhibit 99.1

Supplemental Unaudited Historical Quarterly Reportable Segment Information

Effective December 2009, The Nielsen Company B.V. (the “Company”) realigned its operating segments in order to conform to management’s current reporting, which is reflective of service offerings by industry. Management aggregates such operating segments into three reportable segments: What Consumers Watch (“Watch”), consisting principally of television ratings, television, internet and mobile audience and advertising measurement and corresponding research and analysis in various facets of the entertainment and media sectors; What Consumers Buy (“Buy”), consisting principally of market research information and analytical services present within each geography; and Expositions, consisting principally of trade shows, events and conferences. Corporate consists principally of unallocated items such as certain facilities and infrastructure costs as well as intersegment eliminations.

The tables below present selected supplemental unaudited financial information, on an as reported basis, for each of the quarterly interim periods in the two years ended December 31, 2009 under the current business segment reporting structure consistent with the full-year business segment information presented in the Company’s 2009 Annual Report on Form 10-K. For additional information, please refer to “Management’s Discussion and Analysis of Financial Position and Results of Operations” contained in the Company’s 2009 Annual Report on Form 10-K.

Business Segment Information for the three months ended March 31, 2008

(IN MILLIONS)	Watch	Buy	Expositions	Corporate	Total
Revenues	$362	$728	$66	$—	$1,156
Depreciation and amortization	$57	$48	$9	$2	$116
Restructuring costs	$1	$4	$—	$2	$7
Share-based compensation	$2	$2	$—	$2	$6
Operating income/(loss)	$61	$48	$17	$(20)	$106

Business Segment Information for the three months ended June 30, 2008

(IN MILLIONS)	Watch	Buy	Expositions	Corporate	Total
Revenues	$366	$805	$70	$—	$1,241
Depreciation and amortization	$62	$50	$10	$2	$124
Restructuring costs	$1	$6	$—	$1	$8
Share-based compensation	$2	$1	$1	$3	$7
Operating income/(loss)	$63	$91	$17	$(17)	$154

Business Segment Information for the three months ended September 30, 2008

(IN MILLIONS)	Watch	Buy	Expositions	Corporate	Total
Revenues	$368	$779	$76	$—	$1,223
Depreciation and amortization	$61	$54	$10	$2	$127
Restructuring costs	$2	$37	$—	$6	$45
Share-based compensation	$3	$1	$—	$3	$7
Operating income/(loss)	$70	$56	$27	$(29)	$124

Business Segment Information for the three months ended December 31, 2008

(IN MILLIONS)	Watch	Buy	Expositions	Corporate	Total
Revenues	$384	$772	$28	$2	$1,186
Depreciation and amortization	$65	$54	$11	$2	$132
Impairment of goodwill	$96	$—	$—	$—	$96
Restructuring costs	$10	$27	$1	$20	$58
Share-based compensation	$—	$—	$—	$(2)	$(2)
Operating (loss)/income	$(23)	$120	$(11)	$(49)	$37

Business Segment Information for the three months ended March 31, 2009

(IN MILLIONS)	Watch	Buy	Expositions	Corporate	Total
Revenues	$393	$655	$54	$—	$1,102
Depreciation and amortization	$67	$52	$9	$2	$130
Restructuring costs	$—	$3	$1	$1	$5
Share-based compensation	$1	$1	$—	$2	$4
Operating income/(loss)	$66	$47	$14	$(15)	$112

Business Segment Information for the three months ended June 30, 2009

(IN MILLIONS)	Watch	Buy	Expositions	Corporate	Total
Revenues	$403	$732	$47	$—	$1,182
Depreciation and amortization	$68	$54	$10	$4	$136
Restructuring costs/(credits)	$5	$(1)	$—	$—	$4
Share-based compensation	$(2)	$—	$—	$(3)	$(5)
Operating income/(loss)	$87	$103	$(4)	$(14)	$172

Business Segment Information for the three months ended September 30, 2009

(IN MILLIONS)	Watch	Buy	Expositions	Corporate	Total
Revenues	$413	$756	$58	$—	$1,227
Depreciation and amortization	$69	$63	$10	$1	$143
Impairment of goodwill and intangible assets	$402	$—	$125	$—	$527
Restructuring costs/(credits)	$1	$(5)	$1	$—	$(3)
Share-based compensation	$2	$2	$—	$3	$7
Operating (loss)/income	$(313)	$95	$(101)	$(7)	$(326)

Business Segment Information for the three months ended December 31, 2009

(IN MILLIONS)	Watch	Buy	Expositions	Corporate	Total
Revenues	$426	$850	$21	$—	$1,297
Depreciation and amortization	$75	$61	$11	$1	$148
Restructuring costs	$3	$42	$1	$10	$56
Share-Based Compensation	$2	$3	$—	$3	$8
Operating income/(loss)	$87	$116	$(14)	$(31)	$158